Exhibit 99.2

 Precision Designed Science For Immunotherapy  INVESTOR   PRESENTATION  NASDAQ: PDSB | January 2023

 2  Certain information in this presentation may include forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning PDS Biotechnology Corporation (the “Company”) and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company’s management, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” “forecast,” “guidance”, “outlook” and other similar expressions among others. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the Company’s ability to protect its intellectual property rights; the Company’s anticipated capital requirements, including the Company’s anticipated cash runway and the Company’s current expectations regarding its plans for future equity financings; the Company’s dependence on additional financing to fund its operations and complete the development and commercialization of its product candidates, and the risks that raising such additional capital may restrict the Company’s operations or require the Company to relinquish rights to the Company’s technologies or product candidates; the Company’s limited operating history in the Company’s current line of business, which makes it difficult to evaluate the Company’s prospects, the Company’s business plan or the likelihood of the Company’s successful implementation of such business plan; the timing for the Company or its partners to initiate the planned clinical trials for PDS0101, PDS0203 and other Versamune® and Infectimune™ based product candidates; the future success of such trials; the successful implementation of the Company’s research and development programs and collaborations, including any collaboration studies concerning PDS0101, PDS0203 and other Versamune® and Infectimune™ based product candidates and the Company’s interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of the Company’s product candidates; the success, timing and cost of the Company’s ongoing clinical trials and anticipated clinical trials for the Company’s current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including the Company’s ability to fully fund its disclosed clinical trials, which assumes no material changes to our currently projected expenses), futility analyses, presentations at conferences and data reported in an abstract, and receipt of interim or preliminary results (including, without limitation, any preclinical results or data), which are not necessarily indicative of the final results of the Company’s ongoing clinical trials; any Company statements about its understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; the success of the Company’s license agreements, including the potential for the clinical and nonclinical data available under the Company’s exclusive license agreement with Merck KGaA to aid in the development of the Versamune® platform; and other factors, including legislative, regulatory, political and economic developments not within the Company’s control, including unforeseen circumstances or other disruptions to normal business operations arising from or related to COVID-19. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s annual and periodic reports filed with the SEC. The forward-looking statements are made only as of the date of this press release and, except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.  Versamune® is a registered trademark, and Infectimune™ is a trademark of PDS Biotechnology Corporation  KEYTRUDA® is a registered trademark of Merck Sharp and Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA  Opdivo® is a registered trademark of Bristol-Myers Squib Company.   Forward-Looking Statements  2

 1  2  4  5  6  Company Overview  Clinical-stage Company developing proprietary targeted immunotherapies to treat cancer and infectious disease  Versamune® based platforms leverage the body’s own defense systems to induce tumor-specific killer T cells to overcome immune suppression and attack cancer  Exclusive global license with Merck KGaA, Darmstadt, Germany for tumor targeting IL-12 fusion protein (PDS0301)  Clinical partnerships with Merck, MD Anderson Cancer Center, National Cancer Institute and Mayo Clinic  Cash as of September 30, 2022 - $71.6M cash runway to Q2 2024 with a potential registrational trial in 2023  3  Infectimune™ activates the immune system to induce pathogen-specific T cells and antibodies to protect against infectious disease  3  PDS0101 granted FDA Fast Track designation. Four Phase 2 clinical trials addressing multiple HPV-positive cancers. Safety and efficacy data have been reported in over 100 and 60 patients, respectively  7

 Versamune® is designed to promote CD8+ killer T cell responses in vivo  Top Line Phase 2 Clinical Data  4  Versamune® Technology Platform: In-vivo tumor-specific killer (CD8+) T cell induction  HPV-positive head and neck cancer: PDS0101 + KEYTRUDA® (standard of care) in patients whose cancer has returned or spread after treatment  41% (7/17) Objective response rate (ORR)1  89% survival at 9 months  Cervical cancer: PDS0101 + Chemoradiotherapy (standard of care) in patients with large localized tumors >5cm in the cervix and lymph nodes  100% (9/9) >60% shrinkage at midpoint  89% (8/9) complete response (CR)  0% deaths from cancer or treatment at 1 year  Versamune® IL-12 Technology Platform: Overcomes cancer-induced immune suppression  HPV-Associated cancers: PDS0101 + NHS-IL12 + Checkpoint inhibitor in patients who have failed all treatment options including checkpoint inhibitors (median survival reported 3-4 months)  63% (5/8) ORR in optimal dose group2   21-month OS (all dose groups)2  HPV-Associated cancers: PDS0101 + NHS-IL12 + Checkpoint inhibitor in patients whose cancer has returned or spread after treatment  88% (7/8) ORR3  38% (3/8) CR  75% (6/8) survival at 27 months  119% response rate with Keytruda monotherapy reported in KEYNOTE-048 study (CPS >1)  2 Objective response rates in CPI refractory cancer reported to be <10%, and historical median survival is 3-4 months  3Obective response rates in HPV-positive cancer with pembrolizumab and nivolumab is <25% and overall survival of <12 months

 More than 46,0002 patients were estimated to have been diagnosed last year with HPV-associated cancers in the US1,2  HPV vaccination is not expected to impact the rate of HPV-related cancer incidence for decades3  Existing immunotherapies cost $150,000+ annually per patient1  US HPV-associated cancer incidence2  1Company estimates based on CDC data. Assessments have not been adjusted to reflect HPV16-expression  2CDC website  3 Projected Association of Human Papillomavirus Vaccination with Oropharynx Cancer in the US 2020-2045, JAMA Oncology, September 2021  PDS0101: Lead Asset  Designed to treat human papillomavirus (HPV16)-positive cancers  $6B Market Opportunity1  Reference: Data on file.  5

 Versamune®   Oncology Platform

 Designed to address limitations of current immunotherapy  Versamune® based Immunotherapies  7  PDS Biotech believes that there are 2 key obstacles that limit broad efficacy of immunotherapy in the treatment of cancer   Limited ability to induce the type of immune response that promotes the production of active tumor-targeting killer T cells within the patient’s body.  Limited ability to overcome tumor’s ability to evade detection by the immune system. FDA approved checkpoint inhibitors, such as KEYTRUDA®, block immune checkpoints that some tumors use to evade detection  PDS Biotech’s proprietary Versamune® based platforms are specifically designed to address these two limitations of current immunotherapeutic approaches

 Locally advanced cervical cancer: Tumor size > 5cm and/or spread to lymph nodes  Phase 2 Clinical Trial: PDS0101 + Chemo-Radiotherapy  1Residual traces of the cancer were detected in one patient who only received 3 of the schedule 5 doses of PDS0101   2In agreement with published preclinical findings that Versamune® promotes in vivo induction of the more potent, polyfunctional (multi-cytokine inducing) and tumor infiltrating killer T cells – J. Immunology 2019; 202 (12): 3524-3536  8  Partner:  FDA approved standard of care: Chemo-radiotherapy (CRT)  Preliminary Results  Preliminary efficacy data (Society for Immunotherapy of Cancer (SITC) Conference, November 2022):   Clinical response with tumor shrinkage of over 60% at 1 month - 100% (9/9)   Complete response (No evidence of cancer) by day 170 - 89% (8/9)1   Majority of patients have Stage III and Stage IV cancer  1-year overall survival – No patients have died from the cancer or treatment. One patient has died from an unrelated cause/event

 Induction of activated CD8+ killer T cells correlates with elimination of circulating tumor DNA1  PDS0101 Appears to Induce Clinically Beneficial T Cells   1Yoshida-Court et al,, IMMUNOCERV, an ongoing Phase II trial combining PDS0101, an HPV-specific T cell immunotherapy, with chemotherapy and radiation for treatment of locally advanced cervical cancers (NCT04580771); SITC 2022     9  PDS0101 activates the immune system to generate killer T cells (CD8+ T cells that induce granzyme-B)  The killer T cells target, infiltrate and eliminate the cervical cancer tumors  HPV16 tumor DNA in the blood circulation declines by day 170 (T5)  Quantity of tumor cells  circulating in the blood  at start of treatment  Killer T cells that infiltrated  the tumors

 Potential Treatment for Recurrent or metastatic HPV16-positive head and neck cancer  Phase 2 Clinical Trial: PDS0101 + KEYTRUDA®  119% objective response rate with KEYTRUDA® monotherapy reported in KEYNOTE-048 study  212-month overall survival of 49% with KEYTRUDA® monotherapy reported in KEYNOTE-048 study   317% of patients had treatment related grade 3 and higher adverse events with KEYTRUDA® monotherapy reported in KEYNOTE-048 study  10  Partner:   FDA approved standard of care: KEYTRUDA® (Pembrolizumab) owned by Merck1,2  Preliminary Results  PDS0101+KEYTRUDA® Fast Track Designation awarded by FDA  Preparing to progress to registrational trial based on successful FDA meeting  Preliminary data (American Society of Clinical Oncology (ASCO) Conference, June 2022):   Objective response (% of patients with ≥ 30% tumor shrinkage) - 7/17 (41.1%)1  Clinical benefit (stable disease + objective response) – 13/17 (76.5%)  9-month overall survival rate – 87.2%2  Safety   To date, no treatment related grade 3 and higher (serious) adverse events - 0/43 (0%)3

 Phase 2: PDS0101 + KEYTRUDA®  Company-sponsored trial for the potential treatment of HPV16-positive metastatic/recurrent head and neck cancer (VERSATILE-002)  11  Complete Response (CR)  Partial Response (PR)  Stable Disease (SD)  Progressive Disease (PD)  N=17 Subjects w/Imaging Data  OR (2 CR + 5PR)  7 (41.2%)  SD (reduction in 4/6)  6 (35.3%)  PD  4 (23.5%)  CR+PR+SD  13 (76.5%)  *Reference: Weiss J. et al. Phase II study VERSATILE-002 evaluation of PDS0101 and KEYTRUDA® in treatment of CPI naïve and CPI refractory patients with recurrent or metastatic HPV16-related HNSCC. Presented at: American Society of Clinical Oncology 2022 Annual Meeting; June 3-7, 2022; Virtual. Abstract: 6041.   As of last DMC meeting – to date 43 patients treated had zero grade 3 or higher treatment related adverse events

 KEYTRUDA®  PDS0101: Versamune® based immunotherapy generating HPV-specific CD8+ and CD4+ T cells  3  Phase 2: PDS0101 Monotherapy and in Comb. with KEYTRUDA®  Investigator-led trial evaluating treatments in patients with HPV-associated oropharyngeal cancer with high risk of recurrence  Timing  Enrollment ongoing  Indication  Treatment of patients with oropharyngeal cancer prior to transoral robotic surgery  Clinical Agents  Study Goals  Safety, rate of regression and local control in patients transoral robotic surgery  Trial Partner  If successful, this study could support the expansion of PDS0101 to earlier stage disease   12

 Versamune® IL-12   Oncology Platform

 Synergy with Versamune® by promoting T cell infiltration and expansion in the tumor  PDS0301 (Tumor Targeted IL-12 Immunotherapy)  14  IL-12 is a well-documented T cell stimulating cytokine, which can enhance growth and function of T cells  PDS0301 is a fusion protein of IL-12 that targets the tumor, enhances the infiltration of T cells into the tumor and expansion of the T cells in the tumor  Favorable preliminary data to date in NCI-led triple combination therapy   Potential uses with other pipeline candidates  Exclusive worldwide license from Merck KGaA, Darmstadt, Germany  $5 million up front cash payment  Up to $11 million in development and regulatory milestone payments and up to $105 million in commercial milestones for first two indications  10% royalty with typical step-downs  $5 million in PDSB common stock based on closing price of PDS Biotech’s common stock on December 30, 2022

 References: Gandhapudi SK, et al. 2019. Antigen priming with enantiospecific cationic lipid nanoparticles induces potent antitumor CTL responses through novel induction of a Type I IFN response. J Immunol. 202 (12): 3524-3536. Smalley R  umfield C et al. 2020. Immunomodulation to enhance the efficacy of an HPV therapeutic vaccine. J. for ImmunoTherapy of Cancer 8:e000612.  Versamune® Platform  Versamune® generates right type, potency and quantity of killer T cells  15

 Versamune® IL-12 Oncology Platform  PDS0301 targets tumors and enhances T cell infiltration and proliferation in the tumor  16

 1Objective response rates with standard of care < 10%  2No tumor shrinkage in HPV16-negative subjects (ASCO 2021) – Suggests critical role of PDS0101-induced HPV16-specific CD8+ T cells   3Historical median overall survival in the population is 3-4 months  17  Phase 2 Trial Interim Results  Efficacy data in HPV16-positive patients, (ASCO) June 2021 & June 2022, updated December 2022):   Objective response in optimal dose group - 5/8 (62.5%)1,2  Median overall survival (OS) is 21 months (all dose groups)3  Immunology/immune correlates, (SITC), November 2022:   Greater than two-fold increase in HPV16-specific T cells in the blood of 11/14 (79% ) of the evaluated patients  Increases in granzyme B (associated with active killer T cells), IFN-γ, TNF-α, etc., signal a pro-inflammatory response and role in overcoming tumor immune suppression   PDS0101 HPV16-Targeted Immunotherapy  Triple Combination: PDS0101 + PDS0301 + Checkpoint Inhibitor  Advanced HPV16-positive cancer patients who are checkpoint inhibitor refractory  Partner:   Types of cancer included in the trial: Anal, cervical, head and neck, penile, vaginal, vulvar  FDA approved standard of care: None

 136% objective response with Keytruda + chemotherapy reported in KEYNOTE-048 study  212-month overall survival of 51% with KEYTRUDA® + chemotherapy reported in KEYNOTE-048 study  373% treatment related grade 3 and higher adverse events with KEYTRUDA® + chemotherapy reported in KEYNOTE-048 study  18  Partner:   Types of cancer included in the trial: Anal, cervical, head and neck, penile, vaginal, vulvar  FDA approved standard of care: Checkpoint inhibitors e.g. OPDIVO ® (nivolumab), KEYTRUDA® (Pembrolizumab)1 and Checkpoint inhibitors plus chemotherapy2  Phase 2 Trial Interim Results  Preliminary data (ASCO), June 2022, (updated September 2022):   Objective response - 7/8 (87.5%)1  Percent of patients alive at median follow-up of 27 months – 6/8 (75.0%)2  Safety results (Arms 1 & 2)3  24/50 (48%) of patients experienced grade 3 and higher adverse events  2/50 (4%) experienced grade 4 adverse events  Advanced HPV16-positive cancer patients who are checkpoint inhibitor naive  Triple Combination: PDS0101 + PDS0301 + Checkpoint Inhibitor

 Induction of activated HPV16-specific CD8+ killer T cells correlates with clinical efficacy1  PDS0101 Immune Correlates in Advanced HPV Cancer Patients  1M. Goswami et al; Immune correlates associated with clinical benefit in patients with immune checkpoint refractory HPV-associated malignancies treated with triple combination immunotherapy; SITC 2022     19  Group  Developed HPV16-Specific T cell Responses  All Patients  11/14 (79%)  Responders (n=5)  5/5 (100%)  Non-Responders (n=9)  6/9 (67%)  Includes optimal and sub-optimal doses  ORR with optimal dose combination - 63% (5/8)

 PDS0101 Designed to Promote Efficacy in HPV16 Cancers  Studies appear to show key contributions of PDS0101, PDS0301 & Bintrafusp alfa* to clinical response to date  20  *Bintrafusp alfa monotherapy showed 30% ORR in CPI naïve and 10% ORR in CPI refractory HPV-positive cancers (Strauss et al, 2020, Dec 8(2)  **All HPV16 negative and 80% of HPV16 positive patients had high dose M9241  Tumor reduction only seen in HPV16-positive patients  P<0.001  High dose PDS0301 (M9241) provides increased ORR vs. low dose P<0.01  Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, PDS0301, and Bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2022 Annual Meeting; June 3-7, 2022; Virtual. Abstract: 2518.

 Best Overall Response  Active Against Diverse HPV16 Cancers   PDS0101: Triple Combination Active Against HPV16 Cancer  Responses to date across tumor types and higher PDS0301 dose show the potential to result in greater clinical efficacy  21  *HNSCC – head and neck squamous cell carcinomas  Higher PDS0301 Dose  Cervical  Vaginal/Vulvar  Anal  HNSCC*  Percentage Change  Weeks  Baseline  Responses Occurred Irrespective of Tumor Type  Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2022 Annual Meeting; June 3-7, 2022; Virtual. Abstract: 2518.   Best Overall Response is defined by RECIST 1.1

 Potential for best-in class immunotherapy  Versamune® IL-12 platform in combination with Checkpoint Inhibitor*  22  Improved Safety & Tolerability  Enhanced Efficacy  Potential for increased efficacy and safety over CPI’s and CPI’s plus chemo  CPI plus   chemo  CPI monotherapy  Demonstrated efficacy against recurrent/metastatic HPV-positive head and neck cancer   PDS0101 +PDS0301+ CPI  PDS0101 + CPI  Standard of care for head and neck cancers   * Based on interim data generated to date in VERSATILE-002 and NCI-led Triple Combination Trials   PDS0101 & PDS0301 results in HPV-positive head and neck cancer

 Combination  PDS Biotech Funded  Partner Co-Funded  Versamune® Platform  Versamune® based oncology pipeline is being developed in partnership with the leaders in immuno oncology  PDS0104 (TRP2)  TBD  Arm 1: CPI naïve 1st line treatment  Arm 2: CPI refractory 2nd or 3rd line treatment  PDS0101 (HPV16) VERSATILE-002  Fast Track Designation  PDS0101 (HPV16) IMMUNOCERV  PDS0102 (TARP)  PDS0103 (MUC1)  Candidate  Indication  PC  P1  P2  P3  R  Partner(s)  Recurrent/metastatic HPV16-positive head and neck cancer  KEYTRUDA(®  (standard of care)  HPV-positive anal, cervical, head and neck, penile, vaginal, vulvar cancers  Arm 1: CPI naive 2nd line treatment  Arm 2: CPI refractory 3rd line treatment  CPI and PDS0301  1st line treatment of locally advanced (IB3-IVA) cervical cancer  TARP-associated AML, prostate and breast cancers  MUC-1 associated breast, colon, lung, ovarian and other cancers  Chemo-radiation (standard of care)  TBD  TBD  Reference: Data on file.  23  PDS0101 (HPV16)  Mayo Clinic  Pre-metastatic HPV-associated oropharyngeal cancer (OPSCC)  Arm 1: PDS0101 monotherapy  Arm 2: PDS0101 + KEYTRUDA  KEYTRUDA®   (standard of care)  PDS0101 (HPV16) NCI-led Triple Combination  Melanoma

 CFA + TARP (1-20)  X  PDS0102: TARP Antigen   Versamune® induced CD8+ killer T cells may result in the ability to treat TARP positive AML and prostate cancers  Pre-Clinical Optimization Studies1:   TARP-Specific T cell Induction after 2 injections of PDS0102  1 Reference: Wood LV et al, Oncoimmunology, 2016, Vol. 5 (8)  CFA –Complete Freund’s Adjuvant a highly potent immune activator not used in humans due to potentially lethal toxicity   *Reference: Surveillance Research Program, National Cancer Institute SEER  Assumes $150K for annual course of therapy; in line with current immunotherapy treatment.Assessments have not been adjusted to reflect TARP expression, which is currently unknown by tumor type  $40B   TARP Total Market Opportunity*  Announced license with NCI TARP antigens  Number of TARP-Specific T cells  (Interfer on-y spot forming cells   per million splenocytes)  0  100  200  300  400  500  600  700  800  900  1000  100 spots/million cells   Strong T cell response level  Range of observed T cell responses with PDS0102  IFN-y ELISPOT Study  Versamune® + TARP (1-20)  X  3  24

 Induced a >10-fold number of polyfunctional (highly potent) MUC1 specific CD8+ T cells  PDS0103: MUC1 Antigen  Greater quantity and quality of Versamune® induced CD8+ killer T cells may result in the ability to treat breast, ovarian, lung, and colon cancers  *References: Surveillance Research Program, National Cancer Institute SEER, Cancer Institute SEER, Assumes $150K for annual course of therapy; in line with current immunotherapy treatment, Assessments have not been adjusted to reflect MUC1-expression, which is currently unknown by tumor type  Adjuvant = cytokine GMCSF  J. Immunology, 2019 (202),1215; Studies in TC-1 tumor model with other immunotherapies reported in: Vaccine 2009, January 14, 27 (3): 431; Science Translational Medicine 2016, 13 April, Vol 8 Issue 334; Vaccine 2009, September 25, 27 (42):5906.  IFN-γSpot Forming Cells/1X106Spleen Cells  Polyfunctional T Cells  Monofunctional T Cells  4-Combo Adjuvant + MUC1 Antigen  Versamune® + MUC1 Antigen (PDS0103)  # of Antigen-Recognizing CD8+ T Cells  $100B   MUC1 Total Market Opportunity*  Adjuvant* + MUC1 Antigen  25

 Projected Milestones Through 3Q 2023*  *Based on current enrollment and forecast modeling as of December 2022. Subject to change.  26  1Q22  2Q22  3Q22  4Q22  1Q23  2Q23  PDS0101  Completed enrollment of HPV-  associated cancer trial CPI refractory arm (NCI)  Preliminary data from IMMUNOCERV (MD Anderson)  Estimated IND filing in MUC1-related cancers  PDS0103  Anticipate preliminary efficacy data from Mayo Clinic IIT   3Q23  Updated preliminary safety and updated efficacy data from NCI trial presented at ASCO  Preliminary safety and efficacy data (KEYTRUDA® combo) presented at ASCO – FAST TRACK DESIGNATION GRANTED  Anticipate discussion with the FDA on Pivotal Trial (NCI)  Discussions with the FDA on Pivotal Trial (VERSATILE-002)  Initiate registrational trial for PDS0101

 Infectimune™   Infectious Disease Platform

 PDS Biotech’s Infectimune™ Pipeline   Developed in partnership with leaders in infectious disease  Prevention of tuberculosis  PDS0201   (M-tuberculosis)  Candidate  Indication  PC  P1  P2  P3  R  Partner(s)  Universal prevention of influenza  PDS Biotech Funded  Partner Co-Funded  PDS0202 (influenza)  PDS0203   (SARS-CoV-2)  Prevention of COVID-19  28

 20  Infectimune™   Pipeline Highlights  License agreement with University of Georgia for proprietary influenza antigens  Top-line preclinical data announced; effective delivery of flu proteins activate the critical immune signals necessary to generate neutralizing antibody responses to all flu strains tested in animals  Preclinical data presented at the 41st Annual meeting of the American Society Virology Meeting  Universal Influenza Vaccines  29

 Reference: Ross T. and Woodward J. et al. evaluation of the PDS0202 (Infectimune™+ COBRA) Universal flu formulation.   PDS0202 Universal Prevention of Influenza   Appeared to Provide Protection in Preclinical Study in Keeping Animals Alive and Healthy Against Challenge with Flu Virus  Control  High-Dose Flu Proteins  PDS0202  (Low-Dose)  PDS0202  (High-Dose)  Alive  Healthy  Alive  Healthy  Alive  Healthy  Alive  Healthy  0%  0%  0%  30%  100%  100%  100%  100%  % of Protection  30  % of Protection of Subjects Challenged with the Flu Virus  Treatment Regimen

 PDS Biotech Management  Historical success in the development and commercialization of leading pharmaceutical products  Timing  Safety data confirmed and released Q4 2021  Preliminary efficacy data anticipated Q1 2022  Frank Bedu-Addo, PHD  Chief Executive Officer  Senior executive experience with management of strategy and execution at both large pharma and biotechs  Notable drug development:   Abelcet® (Liposome Company/ Elan)   PEG-Intron® (Schering-Plough/ Merck)  Matthew Hill  Chief Financial Officer  20 years of financial and operational leadership roles for life sciences companies  Former Chief Financial Officer of several publicly traded companies  Lauren V. Wood, MD  Chief Medical Officer  30 years of translational clinical research experience  Former Director of Clinical Research at National Cancer  Institute Center for Cancer Research (Cancer Vaccine Branch)   Gregory Conn, PHD  Chief Scientific Officer  Co-founder  35 years of drug development experience   In-depth experience with biotech drug discovery, product development and manufacturing  31

 1  2  4  5  6  Company Overview  Clinical-stage Company developing proprietary targeted immunotherapies to treat cancer and infectious disease  Versamune® based platforms leverage the body’s own defense systems to induce tumor-specific killer T cells to overcome immune suppression and attack cancer  Exclusive global license with Merck KGaA, Darmstadt, Germany for tumor targeting IL-12 fusion protein (PDS0301)  Clinical partnerships with Merck, MD Anderson Cancer Center, National Cancer Institute and Mayo Clinic  Cash as of September 30, 2022 - $71.6M cash runway to Q2 2024 with a potential registrational trial in 2023  3  Infectimune™ activates the immune system to induce pathogen-specific T cells and antibodies to protect against infectious disease  32  PDS0101 granted FDA Fast Track designation. Four Phase 2 clinical trials addressing multiple HPV-positive cancers. Safety and efficacy data have been reported in over 100 and 60 patients, respectively  7

 Precision Designed Science For Immunotherapy  INVESTOR   PRESENTATION  NASDAQ: PDSB | January 2023